UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-9849

Seligman New Technologies Fund II, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:                    (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/06

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
New Technologies Fund II, Inc.

Annual Report
December 31, 2006

Seeking Long-Term Capital Appreciation by Investing in Companies That Have the Potential to Produce Tomorrow's Technologies

J. & W. Seligman & Co.
Incorporated
Established 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Stockholders	1
Interview With Your Portfolio Managers	2
Performance and Portfolio Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Notes to Financial Statements	16
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	24
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	25
Directors and Officers	28
Additional Fund Information	31

To The Stockholders

Your annual stockholder report for Seligman New Technologies Fund II, Inc. follows this letter. The report contains an interview with your portfolio managers, investment results, a portfolio of investments, and the Fund’s financial statements.

For the year ended December 31, 2006, Seligman New Technologies Fund II delivered a total return of 12.1%. The broad technology market, as measured by the Goldman Sachs Technology Index, returned 9.0% for the same period.

Thank you for your continued support of Seligman New Technologies Fund II. We look forward to providing you with the investment experience, insight, and solutions you need to help you seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 27, 2007

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP
Stockholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries To:
P.O. Box 9759
Providence, RI 02940-9759

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Important Telephone Numbers
	(800) 221-2450	Stockholder Services
	(800) 445-1777	Retirement Plan Services
	(212) 682-7600	Outside the United States
	(800) 622-4597	24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers
Richard M. Parower, Reema D. Shah and Lauren Wu

Q.	How did Seligman New Technologies Fund II, Inc. perform during the year ended December 31, 2006?

A.	For the year ended December 31, 2006, Seligman New Technologies Fund delivered a total return of 12.1%. During the same period, the public technology market, as measured by the Goldman Sachs Technology Index, returned 9.0%.

Q.	What market conditions and economic events materially affected the Fund’s performance during the year ended December 31, 2006?

A.	Technology markets ended the year on a solid note, but not without presenting many challenges along the way. Tech stocks peaked very early in January of 2006 and then remained relatively benign through May. Investor uncertainty over rising global interest rates and inflation, as well as waning consumer sentiment, led to a general equity market sell-off that lasted from mid-May through July. Technology markets decline precipitously as a result. Concerns over inventory overbuilds disappeared, and, in late July, tech stocks began to trade up, gaining momentum through the remainder of the year.

Consolidation played a tremendous role in tech’s success in 2006. We continued to see strong corporate profits announcements, though decelerating slightly from previous record levels. Many tech companies, flush with cash, have found themselves under pressure from shareholders to put it to work, either through share repurchases or acquisitions. Rather than starting new companies, we are seeing buyouts of existing companies. Merger and acquisitions activity continued to accelerate with the total value of deals completed in 2006 setting a record annual high at $4 trillion. We expect that this activity will continue. Underlying industry fundamentals remained strong, and though some areas became rich as the market rallied over the second half, valuations on the whole remained reasonable.

Q.	What investment strategies and techniques materially affected the Fund’s performance during the year?

A.	By year-end, 84% of the Fund was invested in public securities and cash, and 16% was invested in private securities. The public portfolio outperformed the benchmark, the Goldman Sachs Technology Index by a significant margin while the private portfolio underperformed. With regard to the Fund’s public portfolio, the Fund’s largest allocation (a significant overweight relative to the benchmark) was the Software industry. Stock selection within Software was the primary contributor to the Fund’s performance in 2006, in particular Mercury Interactive and Synopsys. Mercury Interactive was acquired during the year at an attractive premium to its stock price. Synopsys, a company that writes software used to design semiconductors, delivered strong performance in 2006, likely a result of its cost cutting and improving operating margins.

Stock selection within the Semiconductors and Semiconductor Equipment industry proved astute. Faced with an inventory correction, semiconductors were hard hit in 2006. While tech stocks largely rebounded in the second half of the year, semiconductors were unable to fully recover, and the industry delivered negative results for the benchmark. Active management enabled the Fund’s public portfolio to garner considerable gains within the industry. MEMC Electronic Materials, a company that supplies bare silicon wafers

Interview With Your Portfolio Managers
Richard M. Parower, Reema D. Shah and Lauren Wu

to virtually every chip maker in the world, was among the top contributors to performance for the year. Also one of the largest contributors to the Fund’s performance in 2005, MEMC Electronic Materials delivered strong results for the Fund before its position was eliminated in the first half of 2006. Marvell Technology Group and Maxim Integrated Products were two of the largest detractors from the public portfolio’s performance during the year, though losses were more than offset by gains within the industry.

SanDisk and Avid Technology in the Computers and Peripherals industry were also among the public portfolio’s largest performance detractors. SanDisk, which supplies flash-memory storage chips used in consumer electronics, posted negative performance, faced with an inventory glut and acquisition-related charges. The stock of Avid Technology, which makes film and music editing equipment, also ended the year in negative territory. The company, which recorded a loss for the year, found itself weighed down by various charges and missed earnings expectations. Both positions were eliminated from the portfolio during the year.

The public portfolio’s exposure to Internet Software and Services (an area that delivered negative results for the benchmark) had a positive impact on Fund performance as a result of superior stock selection, in particular Digital River. The weakest areas of performance for the public portfolio were its lightest industry weightings: Wireless Telecomm and IT Services. The impact on the public portfolio’s overall performance, however, was negligible, given the significant outperformance in the heavily weighted Software industry.

With regard to the Fund’s private holdings, two portfolio companies were acquired by third parties during the year. The number of companies whose valuation increased in 2006 was less than the number of companies whose valuation decreased. Reasons for advancing/declining include, but are not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations, and exceeding or failing to meet financial projections. As discussed further in Note 11 on page 22 of this report, the Fund has signed letters of intent to sell its restricted securities.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman New Technologies Fund II, Inc. is managed by Richard Parower, Reema Shah and Lauren Wu. They are assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. The Seligman Technology Group is led by Paul H. Wick. Group members include Sean Collins (trader), Ajay Diwan, Frank Fay (trader), Srida Joisa, Christopher Kim, Benjamin Lu, Richard Parower, Sangeeth Peruri, Doug Peta, Quang Pham, Lawrence Rosso (trader), Vishal Saluja, Reema Shah, Sushil Wagle, and Lauren Wu.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman New Technologies Fund II and to provide a summary of the Fund’s portfolio characteristics.

Investment Results
Total Returns
For Periods Ended December 31, 2006

		Average Annual
	Six Months*	One Year	Five Years	Since Inception 6/22/00
With Sales Charge**	n/a	n/a	n/a	(17.40)%
Without Sales Charge**	7.36%	12.14%	(8.98)%	(16.76)
Benchmark
Goldman Sachs Technology Index†	14.98	8.98	1.05	11.91

Net Asset Value Per Share

December 31, 2006	$6.56
June 30, 2006	6.11
December 31, 2005	5.85

Performance data quoted in this report represents past performance and does not guarantee or indicate future results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Investors may obtain total returns current to the most recent month end by going to www.seligman.com.1 Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund II invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or if such events occur, the timing or values of such offerings or sales. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s emphasis on venture capital companies that are not publicly traded. The Fund’s net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report.
*	Returns for periods of less than one year are not annualized.
**	The returns are calculated with and without the effect of the initial 5.20% maximum sales charge. The sales charge applies only to shares sold at the inception of the Fund.
†	The Goldman Sachs Technology Index is an unmanaged benchmark that assumes reinvestment of distributions. It is a broad-based index of publicly-owned US technology stocks, designed to measure the performance of the technology sector, and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

Performance and Portfolio Overview

Composition of Net Assets
December 31, 2006

Diversification of Net Assets
December 31, 2006

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005*
Common Stocks:
Application Software	6	$3,565,089	$3,650,442	5.1	11.3
Broadcasting and Cable TV	—	—	—	—	0.7
Communications Equipment	4	7,571,746	4,170,872	5.9	5.7
Computer Hardware	2	2,171,734	2,296,566	3.2	2.9
Computer Storage and Peripherals	4	5,114,999	5,917,762	8.3	5.5
Consumer Electronics	1	628,404	897,921	1.3	1.1
Data Processing and Outsourced Services	—	—	—	—	0.4
Electronic Equipment Manufacturers	2	380,068	504,912	0.7	1.8
Electronic Manufacturing Services	1	563,944	656,236	0.9	0.5
Health Care Equipment	4	3,566,969	1,607,309	2.3	3.3
Health Care Supplies	1	195,705	199,006	0.3	—
Home Entertainment Software	1	758,165	780,480	1.1	0.8
Integrated Telecommunications Services	—	—	—	—	0.5
Internet Retail	—	—	—	—	1.4
Internet Software and Services	8	21,354,788	14,040,348	19.7	6.2
IT Consulting and Services	1	580,320	646,796	0.9	0.1
Life Sciences Tools and Services	1	302,555	304,551	0.4	0.5
Multi-Sector Holdings	1	2,370,322	79,576	0.1	0.1
Semiconductor Equipment	5	6,059,007	6,273,023	8.8	6.3
Semiconductors	5	2,205,677	2,163,288	3.0	7.5

See footnote on page 6.

(Continued on next page)

Performance and Portfolio Overview

Diversification of Net Assets (continued)
December 31, 2006

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005*
Systems Software	3	$2,751,450	$1,736,152	2.4	13.8
Technical Software	2	3,392,932	4,776,570	6.7	5.8
Technology Distributors	1	297,996	290,260	0.4	—
Wireless Telecommunication Services	1	531,476	534,852	0.7	0.6
Total Common Stocks	54	64,363,346	51,526,922	72.2	76.8
Convertible Preferred Stocks and Warrants:
Application Software	—	—	—	—	0.4
Communications Equipment	1	7,213,357	88,664	0.1	—
Computer Storage and Peripherals	2	2,506,181	868,229	1.2	—
Electronic Equipment Manufacturers	—	—	—	—	2.4
Health Care Equipment	1	128,010	4,769	—	—
Internet Software and Services	4	14,676,710	6,329,925	8.9	10.8
Wireless Telecommunication Services	1	10,893,921	—	—	0.2
Total Convertible Preferred Stocks and Warrants	9	35,418,179	7,291,587	10.2	13.8
Limited Partnerships:
Multi-Sector Holdings	2	5,095,556	4,201,922	5.9	5.1
Convertible Promissory Notes:
Computer Storage and Peripherals	1	150,885	150,885	0.2	—
Internet Software and Services	1	66,679	—	—	—
Total Convertible Promissory Notes:	2	217,564	150,885	0.2	—
Short-Term Holdings and Other Assets Less Liabilities	4	8,304,447	8,169,744	11.5	4.3
Net Assets	70	$113,399,092	$71,341,060	100.0	100.0

*	Restated to conform to the current year’s classifications.

Largest Industries
December 31, 2006

Performance and Portfolio Overview

Largest Portfolio Holdings†
December 31, 2006

Security	Value	Percent of Net Assets
Cybertrust (Series A)	$6,005,113	8.4
McAfee	3,794,406	5.3
Synopsys	3,728,835	5.2
Symantec	3,570,562	5.0
VeriSign	2,821,065	4.0
Digital River	2,728,131	3.8
QUALCOMM	2,558,383	3.6
Seagate Technology	2,422,100	3.4
GrandBanks Capital Venture	2,401,525	3.4
KLA-Tencor	2,353,175	3.3

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Largest Portfolio Changes
During Past Six Months

Largest Purchases
QUALCOMM*
Hewlett-Packard*
BMC Software*
Apple
Parametric Technology
THQ
Yahoo!
EMC*
Business Objects (ADR)
Cytyc
Largest Sales
Mercury Interactive**
Oracle**
Maxim Integrated Products**
Lam Research**
Nextest Systems**
Motorola**
Quest Software**
Freescale Semiconductor (Class A)**
Integrated Device Technology
Marvell Technology Group**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Portfolio of Investments
December 31, 2006

	Shares	Value

Common Stocks 72.2%
Application Software 5.1%
Autodesk*	28,000	$1,132,880
Business Objects (ADR)*	23,300	919,185
Citrix Systems*	20,400	551,820
Kronos*	6,500	238,810
Parametric Technology*	42,600	767,652
salesforce.com*	1,100	40,095
		3,650,442
Communications Equipment 5.9%
Cisco Systems*	29,700	811,701
Corning*	42,800	800,788
QUALCOMM	67,700	2,558,383
WaveSplitter Technologies#	42,526	—
		4,170,872
Computer Hardware 3.2%
Apple*	9,300	789,012
Hewlett-Packard	36,600	1,507,554
		2,296,566
Computer Storage and Peripherals 8.3%
Electronics for Imaging*	45,500	1,209,390
EMC*	120,400	1,589,280
Komag*	18,400	696,992
Seagate Technology	91,400	2,422,100
		5,917,762
Consumer Electronics 1.3%
Matsushita Electric Industrial	45,000	897,921
Electronic Equipment Manufacturers 0.7%
IPG Photonics*	2,700	64,800
Orbotech*	17,300	440,112
		504,912
Electronic Manufacturing Services 0.9%
Hon Hai Precision Industry	92,000	656,236

See footnotes on page 11.

Portfolio of Investments
December 31, 2006

	Shares	Value
Health Care Equipment 2.3%
American Medical Systems Holdings*	21,200	$392,624
Cytyc*	24,500	693,350
GMP Companies#	73,349	3,301
Stryker	9,400	518,034
		1,607,309
Health Care Supplies 0.3%
Gen-Probe*	3,800	199,006
Home Entertainment Software 1.1%
THQ*	24,000	780,480
Internet Software and Services 19.7%
Captara#	1,564,953	—
Digital River*	48,900	2,728,131
Google (Class A)*	900	414,432
McAfee*	133,700	3,794,406
Sina*	5,400	154,980
Symantec*	171,250	3,570,562
VeriSign*	117,300	2,821,065
Yahoo!*	21,800	556,772
		14,040,348
IT Consulting and Services 0.9%
Satyam Computer Services	58,850	646,796
Life Sciences Tools and Services 0.4%
PerkinElmer	13,700	304,551
Multi-Sector Holdings 0.1%
Tower Gate (Series E)#	1,562,608	79,576
Semiconductor Equipment 8.8%
Applied Materials	48,500	894,825
ASML Holding (NY shares)*	31,100	765,993
Cymer*	44,800	1,968,960
FEI*	11,000	290,070
KLA-Tencor	47,300	2,353,175
		6,273,023
Semiconductors 3.0%
ARM Holdings	130,750	322,037
Integrated Device Technology*	9,000	139,320
ON Semiconductor*	39,400	298,258

See footnotes on page 11.

Portfolio of Investments
December 31, 2006

	Shares or Warrants		Value
Semiconductors (continued)
Semtech*	21,900	shs.	$286,233
Texas Instruments	38,800		1,117,440
			2,163,288
Systems Software 2.4%
BMC Software*	45,000		1,449,000
Check Point Software Technologies*	13,100		287,152
Enterworks#	24,479		—
			1,736,152
Technical Software 6.7%
Cadence Design Systems*	58,500		1,047,735
Synopsys*	139,500		3,728,835
			4,776,570
Technology Distributors 0.4%
Arrow Electronics Incorporated*	9,200		290,260
Wireless Telecommunication Services 0.7%
NII Holdings*	8,300		534,852
Total Common Stocks (Cost $64,363,346)			51,526,922

Convertible Preferred Stocks and Warrants# 10.2%
Communications Equipment 0.1%
Calient Networks (Series A-1)	88,664		88,664
Computer Storage and Peripherals 1.2%
Cornice (Series B)*	21,705,723		868,229
Cornice (exercise price of $0.112177, expiring 11/3/2011)	150,885	wts.	—
			868,229
Health Care Equipment 0.0%
GMP Companies (Series C)	3,765	shs.	4,769
Internet Software and Services 8.9%
Adexa (Series C)	562,080		219,211
Adexa (Series E)	340,647		105,601
Adexa (exercise price of $2.00, expiring 7/12/2009)	34,064	wts.	—
Cybertrust (Series A)	2,008,399	shs.	6,005,113
			6,329,925
Wireless Telecommunication Services 0.0%
FusionOne (Series D)	2,006,247		—
Total Convertible Preferred Stocks and Warrants (Cost $35,418,179)			7,291,587

See footnotes on page 11.

Portfolio of Investments
December 31, 2006

	Partnership Interest or Principal Amount	Value

Limited Partnerships# 5.9%
Multi-Sector Holdings 5.9%
Asia Internet Capital Ventures	$2,276,102	$1,800,397
GrandBanks Capital Venture	2,815,717	2,401,525
Total Limited Partnerships (Cost $5,095,556)		4,201,922

Convertible Promissory Notes# 0.2%
Computer Storage and Peripherals 0.2%
Cornice 5%, 11/3/2007	150,885	150,885
Internet Software and Services 0.0%
Techies.com 9%, 2/20/2008	66,667	—
Total Convertible Promissory Notes (Cost $217,564)		150,885

Short-Term Holdings 10.7%
Time Deposits 10.0%
Bank of Montreal, 5.15%, 1/3/2007	3,570,000	3,570,000
Royal Bank of Scotland, 5.20%, 1/3/2007	3,570,000	3,570,000
Total Time Deposits (Cost $7,140,000)		7,140,000

Convertible Promissory Note# 0.0%
Internet Software and Services 0.0%
Techies.com 9%, payable on demand	133,333	—
Repurchase Agreement 0.7%
State Street Bank, 4.35%, dated 12/29/2006, maturing 1/2/2007, in the amount of $505,244, collateralized by: $515,000 US Treasury Notes and Bonds 4.50%, 2/15/2016, with a fair market value of $516,931	505,000	505,000
Total Short-Term Holdings (Cost $7,779,703)		7,645,000
Total Investments (Cost $112,874,348) 99.2%		70,816,316
Other Assets Less Liabilities 0.8%		524,744
Net Assets 100.0%		$71,341,060

*  Non-income producing security.
#  Restricted and non-income producing security.
ADR—American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at value:
Common stocks (cost $64,363,346)	$51,526,922
Convertible preferred stocks (cost $35,418,179)	7,291,587
Limited partnerships (cost $5,095,556)	4,201,922
Convertible promissory notes (cost $217,564)	150,885
Short-term holdings (cost $7,779,703)	7,645,000
Total investments (cost $112,874,348)	70,816,316
Cash*	725,293
Receivable for securities sold	857,865
Dividends and interest receivable	17,023
Expenses prepaid to stockholder service agent	8,726
Other	3,485
Total Assets	72,428,708

Liabilities:
Payable for securities purchased	876,260
Management fee payable	76,596
Accrued expenses and other	134,792
Total Liabilities	1,087,648
Net Assets	$71,341,060

Composition of Net Assets:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized; 10,867,490 shares outstanding):	$108,675
Additional paid-in capital	579,295,844
Accumulated net realized loss (Note 6)	(466,016,238)
Net unrealized depreciation of investments and foreign currency transactions	(42,047,221)
Net Assets	$71,341,060

Net Assets Value Per Share	$6.56

*	Includes foreign currencies with a value of $670,961 and a cost of $660,150.

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2006

Investment Income:
Interest	$264,529
Dividends (net of foreign taxes withheld of $5,677)	150,910
Total Investment Income	415,439

Expenses:
Management fee	936,315
Stockholder servicing fees	373,959
Stockholder account services	266,783
Auditing and legal fees	124,178
Stockholder reports and communications	66,994
Custody and related services	52,414
Directors’ fees and expenses	9,790
Miscellaneous	13,297
Total Expenses	1,843,730
Net Investment Loss	(1,428,291)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions	10,091,473
Net change in unrealized depreciation of investments and foreign currency transactions	168,561
Net Gain on Investments and Foreign Currency Transactions	10,260,034
Increase in Net Assets from Operations	$8,831,743

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Operations:
Net investment loss	$(1,428,291)	$(1,908,136)
Net realized gain on investments and foreign currency transactions	10,091,473	2,982,240
Net change in unrealized depreciation of investments and foreign currency transactions	168,561	1,272,388
Increase in Net Assets from Operations	8,831,743	2,346,492

Capital Share Transactions:
Cost of shares of Common Stock repurchased (2,456,663 and 3,068,554 shares)	(15,397,869)	(17,188,882)
Decrease in Net Assets	(6,566,126)	(14,842,390)

Net Assets:
Beginning of year	77,907,186	92,749,576
End of Year (net of accumulated net investment loss of $0 and $11,165, respectively)	$71,341,060	$77,907,186

See Notes to Financial Statements.

Statement of Cash Flows
For the Year Ended December 31, 2006

Cash Flows From Operating Activities:
Increase in net assets from operations	$8,831,743
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(104,390,888)
Proceeds from disposition of investment securities	127,754,623
Purchases of short-term investment securities, net	(6,219,000)
Increase in dividends and interest receivable	(13,230)
Decrease in other assets	5,350
Decrease in management fees payable, accrued expenses and other liabilities	(15,083)
Net realized gain on investments and foreign currency transactions	(10,091,473)
Net change in unrealized depreciation of investments and foreign currency transactions	(168,561)
Net Cash Provided by Operating Activities	15,693,481

Cash Flows From Financing Activities:
Payment on shares of Common Stock repurchased	(15,397,869)
Net Cash Used in Financing Activities	(15,397,869)
Effect of Exchange Rates on Cash	(22,175)
Net Increase in Cash	273,437

Cash balance at beginning of year	451,856
Cash Balance at End of Year	$725,293

See Notes to Financial Statements.

Notes to Financial Statements

1.	Significant Accounting Policies — The financial statements of Seligman New Technologies Fund II, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

The Fund may invest in securities of privately-owned technology companies. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold or, if such events occur, the timing or values of such offerings or sales.

Venture capital investments are valued at fair value, which is cost unless the Manager determines, pursuant to the Fund’s valuation procedures, that such a valuation no longer reflects fair value. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities of the company to the Fund or to third parties at different prices or terms, if a company is acquired by another company, if a company in which the Fund invests undertakes an initial public offering, if a firm offer is received to acquire the Fund’s securities (each, a market clearing event), or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board, determines best reflects its fair value. In the case of a market clearing event, the investment is valued based on the terms and conditions of the event. In the absence of a market clearing event, the valuation is determined using one of several methods including a discounted cash flow, discounted earnings or comparable revenues model using assumptions set by the Manager based on the company’s results and/or plans.

The Fund may also hold restricted securities of a class that has been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly-traded shares less a discount to reflect contractual or legal restrictions limiting resale.

At December 31, 2006, market quotations were not readily available for venture capital and private placement securities valued at $11,727,271 (16.4% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service.

Notes to Financial Statements

Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currency transactions.

c.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.	Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Gains or losses from options written are included in net realized and unrealized gain or loss on investments and foreign currency transactions. Written and purchased options are non-income producing investments. For the year ended December 31, 2006, the Fund did not write or purchase options.

f.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

g.	Distributions to Stockholders — Dividends and distributions to stockholders are recorded on ex- dividend dates.

2.	Repurchase Offers — To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund’s outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund’s Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are

Notes to Financial Statements

due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as many as seven days after such pricing date.

During the year ended December 31, 2006, the Fund completed four quarterly repurchase offers. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:

Commencement of Offer	Repurchase Date	Percentage of Shares Tendered	Percentage of Shares Repurchased	Repurchase Amounts
December 2005	January 13, 2006	8.3	5.0	$4,127,369
March 2006	April 13, 2006	9.0	5.0	4,113,249
June 2006	July 14, 2006	8.8	5.0	3,531,883
September 2006	October 13, 2006	12.2	4.9	3,625,368

In addition, on January 12, 2007, the Fund repurchased 5.0% of its shares for $3,635,175, prorated down from 12.9% of the shares that were tendered.

3.	Management Fee, Incentive Fee, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a management fee, calculated daily and payable monthly, equal to 1.25% per annum of the Fund’s average daily net assets. Prior to January 1, 2006, the management fee was 1.50% per annum and the Manager was entitled to earn an annual incentive fee in certain circumstances. Effective January 1, 2006, the Manager irrevocably reduced the management fee rate to 1.25% per annum of the Fund’s average daily net assets and irrevocably waived its rights to any incentive fee.

For the year ended December 31, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $266,783 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2006, the Fund’s potential obligation under the Guaranties is $19,900. As of December 31, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until

Notes to Financial Statements

such amounts are paid. The accumulated balance at December 31, 2005 of $11,176 was paid to the participating director in January 2006. As of December 31, 2006, no directors were participating in the deferred compensation arrangement.

4.	Stockholder Servicing Fees — Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the year ended December 31, 2006, such fees aggregated $373,959, or 0.50% per annum of the Fund’s average daily net assets.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended December 31, 2006, amounted to $104,334,081 and $125,979,968, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2006, the cost of investments for federal income tax purposes was $112,796,741. The tax basis cost was lower than the cost for financial reporting purposes due to the tax losses passed through to the Fund from its limited partnership investments of $189,896, offset in part by the tax deferral of losses on wash sales of $112,289.

At December 31, 2006, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$4,949,442
Gross unrealized depreciation of portfolio securities	(46,929,867)
Net unrealized depreciation of portfolio securities	(41,980,425)
Net unrealized appreciation on foreign currencies	10,811
Capital loss carryforwards	(465,156,351)
Timing differences (post-October losses)	(937,497)
Total accumulated losses	$(508,063,462)

At December 31, 2006, the Fund had net capital loss carryforwards for federal income tax purposes of $465,156,351, which are available for offset against future taxable net capital gains, with $73,257,290 expiring in 2008, $191,233,183 expiring in 2009, $147,905,821 expiring in 2010, $25,814,762 expiring in 2011, and $26,945,295 expiring in 2012. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carry-forwards. There is no assurance that the Fund will be able to utilize all of these capital loss carryforwards before they expire.

From November 1, 2005 through December 31, 2005, the Fund incurred $5,166,559 of net realized capital losses. These losses were deferred for federal income tax purposes and deemed as incurred in the fiscal year ended December 31, 2006. During the year ended December 31, 2006, the Fund utilized $5,703,226 of prior years’ capital loss carryforwards.

Notes to Financial Statements

In addition, from November 1, 2006 through December 31, 2006, the Fund incurred $937,497 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2007. These losses will be available to offset future taxable net gains.

7.	Limited Partnership Commitment — In connection with the Fund’s investments in a limited partnership, the Fund is contractually committed to make additional capital contributions of up to $823,336, if and when the partnership requests such contributions. This commitment expires in December 2007 with respect to new investments to be made by the partnership and has a final expiration date of November 2011.

8.	Restricted Securities — At December 31, 2006, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. The Fund typically will bear costs in connection with the disposition of these securities, including those involved in registration under the Securities Act of 1933, but under certain limited circumstances, such costs could be borne by the issuer. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2006, were as follows:

Restricted Securities	Acquisition Date	Cost	Value
Common stocks:
Captara	10/13/00	$8,260,899	$—
Enterworks	10/30/00 to 5/15/01	1,062,500	—
GMP Companies	8/17/00	2,090,628	3,301
Tower Gate (Series E)	7/26/00	2,370,322	79,576
WaveSplitter Technologies	9/22/00	3,634,658	—
		17,419,007	82,877
Convertible preferred stocks and warrants:
Adexa (Series C)	8/24/00	7,140,288	219,211
Adexa (Series E)	7/12/02	432,622	105,601
Adexa (Warrants, exercise price of $2.00, expiring 7/12/2009)	7/12/02	43	—
Calient Networks (Series A-1)	12/11/00	7,213,357	88,664
Cornice (Series B)	5/5/06	2,506,181	868,229
Cornice (Warrants, exercise price of $0.112177, expiring 11/3/2011)	12/1/2006	—	—
Cybertrust (Series A)	3/19/01	7,103,757	6,005,113
fusionOne (Series D)	9/13/00 to 10/11/00	10,893,921	—
GMP Companies (Series C)	6/3/02	128,010	4,769
		35,418,179	7,291,587
Limited partnerships:
Asia Internet Capital Ventures	8/15/00	2,279,839	1,800,397
GrandBanks Capital Venture	1/25/01 to 9/29/06	2,815,717	2,401,525
		5,095,556	4,201,922
(Continued on next page)

Notes to Financial Statements

Restricted Securities	Acquisition Date	Cost	Value
Convertible promissory notes:
Cornice 5%, due 11/3/2007	12/1/2006	$150,885	$150,885
Techies.com:
9%, payable on demand	2/22/01	134,703	—
9%, due 2/20/2008	2/22/01	66,679	—
		352,267	150,885
Total		$58,285,009	$11,727,271

9.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager’s review of frequent trading appropriately did not include Seligman New Technologies Fund II because it is a closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in Seligman Funds. All three had already been terminated prior to the end of September 2002. None of these arrangements involved Seligman New Technologies Fund II.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, in May 2004, the Manager made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund.

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

Notes to Financial Statements

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

10.	Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48. (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with recent SEC guidance, can be implemented within the first required financial statement reporting period. Accordingly, the Fund will incorporate the effects, if any, of FIN 48 in its semi-annual report for the six months ended June 30, 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

11.	Subsequent Event — Possible Sale of Restricted Securities — On February 14, 2007, the Fund filed Form 8-K with the Securities and Exchange Commission indicating that it signed letters of intent agreeing to sell its restricted securities, including the limited partnership interests in certain investment funds. Although letters of intent have been executed, the Fund cannot provide any assurances that a transaction or transactions will occur or, if any such transaction or transactions do occur, as to the amount of the net proceeds to the Fund.

The sales of these various securities are subject to negotiation and execution of one or more definitive purchase and sale agreements and other conditions, including approval of the Fund’s Board of Directors and obtaining any necessary third-party consents and approvals and satisfaction of issuer-specific sale conditions.

Financial Highlights

The table below is intended to help you understand the Fund’s financial performance for the years presented. Certain information reflects financial results for a single share that was held throughout the years shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges.

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$5.85	$5.66	$4.96	$3.52	$10.50
Income (Loss) from Investment Operations:
Net investment loss	(0.12)	(0.13)	(0.10)	(0.10)	(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.83	0.32	0.80	1.54	(6.83)
Net Increase (Decrease) in Net Asset Value	0.71	0.19	0.70	1.44	(6.98)
Net Asset Value, End of Year	$6.56	$5.85	$5.66	$4.96	$3.52

Total Return	12.14%	3.36%	14.11%*	40.91%	(66.48)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$71,341	$77,907	$92,750	$95,438	$80,192
Ratio of expenses to average net assets	2.46%	2.64%	2.60%	2.69%	2.47%
Ratio of net investment loss to average net assets	(1.91)%	(2.32)%	(1.95)%	(2.46)%	(2.36)%
Portfolio turnover rate	152.63%	116.04%	105.31%	112.87%	163.40%

*	Excluding the effect of certain payments received from the Manager in 2004, total return would have been 14.08%.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Stockholders,
Seligman New Technologies Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund II, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund II, Inc. as of December 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2007

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of Seligman New Technologies Fund II, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2006.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investments results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. At prior meetings the directors had also considered the Manager’s selection of brokers and dealers for portfolio transactions. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to market timing and also claiming that the fees charged by the Manager are excessive. The directors also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability

The directors reviewed information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data of the Fund. The directors reviewed with the Manager’s chief financial officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. They reviewed a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a current list of firms providing third-party research and brokerage to the Manager. The directors further recognized that the Manager’s profitability would be somewhat lower without this benefit. The directors noted that the Manager may derive other benefits from its association with the Fund. The directors concluded that the fall-out benefits realized by the Manager from their relationship with the Fund were appropriate.

Investment Performance

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed performance information for the Fund covering a wide range of periods, including the first nine months of 2006, the preceding six calendar years and annualized one-, three- and five-year rolling periods ending September 30, 2006.

The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Science & Technology Funds Average, the Goldman Sachs Technology Index and the Goldman Sachs Technology Blended Index and to a group of competitor funds selected by the Manager. The directors noted that the Fund’s results were below its benchmarks for the five-year period, but that the comparative information showed significant improvement in the most recent period. For the first nine months of 2006, the Fund’s results were significantly above each of its benchmarks. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results had been satisfactory.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

Management Fee and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the fees the Manager charges other clients with investment objectives similar to those of the Fund.

The directors compared the Fund’s management fee rate to the rate paid by a subset of funds, with assets more nearly comparable to those of the Fund, in the combined Lipper Science & Technology/Small-Cap Funds category (the “Lipper peer group”). In addition, the directors reviewed information provided by the Manager presenting the management fee for other registered funds which present similar characteristics to the Fund, such as type of fund and investments in restricted securities (the “selected peer group”). The information showed that the Fund’s current effective management fee rate was materially higher than both the median and average management fee rates for the Lipper peer group. The Manager explained that this difference appeared to result from the fact that the Lipper group consisted of open-end funds that invested primarily in liquid securities, whereas the Fund’s management fee rate reflected its investment objective of investing a substantial portion of its assets in private equity. When compared to the funds in the selected peer group, the directors noted that the Fund’s management fee was well within the range of the management fee rates paid by those funds. The directors noted that the Fund’s management fee rate had been reduced at the beginning of 2006.

The Manager noted that two unregistered investment companies, with investment objective similar to those of the Fund, whose shares are primarily sold outside of the United States, are clients of the Manager. The management fee rate charged to one of the companies is the same as that charged to the Fund and the management fee rate charged to the other is somewhat lower than that charged to the Fund.

In considering the expense ratio of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was significantly higher than those of the other funds in the Lipper peer group. The directors recognized that several factors contributed to the Fund’s high expense ratio, including the Fund’s high management fee and relatively small size, the cost of monitoring transfers of shares and the ongoing shareholder servicing fee. The directors were satisfied that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

Economies of Scale

The directors noted that the management fee schedule for the Fund does not contain any breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable under the Fund’s circumstances.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund II, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (77)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Frank A. McPherson (73)[2,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products) and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (65)[1,3] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

See footnotes on page 30.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Robert L. Shafer (74)[2,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

Interested Directors and Principal Officers

William C. Morris* (68) • Director and Chairman of the Board: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino* (54) • Director and President: 2000 to Date • Chief Executive Officer: 2002 to Date • Oversees 60 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (55) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.

See footnotes on page 30.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Richard M. Parower (41) • Vice President and Co-Portfolio Manager: 2002 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Fund; Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc.; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Global Technology Portfolio. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated; Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000.

Thomas G. Rose (49) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Reema D. Shah (34) • Vice President and Co-Portfolio Manager: 2005 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. Formerly, Senior Transaction Processing Analyst with CS First Boston.

Lawrence P. Vogel (50) • Vice President and Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp.

Lauren Wu (34) • Vice President and Co-Portfolio Manager: 2005 to Date
Senior Vice President, Investment Officer, and Head of Venture Capital Investments, J. & W. Seligman & Co. Incorporated; and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. Formerly, Associate, Wasserstein Ventures.

Frank J. Nasta (42) • Secretary: 2000 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 24 registered investment companies.
*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.
Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report.

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ITEM 2.	CODE OF ETHICS.

As of December 31, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$97,290	$92,660
Audit-Related Fees	–	–
Tax Fees	2,500	2,350
All Other Fees	–	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005
Audit-Related Fees	$95,510	$80,560
Tax Fees	11,955	8,000
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) testing of the registrant’s stockholder service agent’s conversion to a new record-keeping system. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $109,965 and $90,910, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FORCLOSED-END MANAGEMENT INVESTMENT COMPANIES.

J. & W. Seligman & Co. Incorporated (“Seligman”), as the registrant’s (the “Fund”) investment manager, will vote the proxies relating to the Fund’s portfolio holdings.

Introduction. On behalf of the Fund, one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman's criteria of what is in the best interests of the Fund’s stockholders.

The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund's stockholders. As a result, Seligman’s policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolio of the Fund will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

The Committee was established to set Seligman’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman’s Chief Investment Officer (Chair), Seligman’s Chief Financial Officer and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at stockholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

1.

Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2.

Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.

Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.

Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders (e.g., all such plans must specifically prohibit repricing).

5.	Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.
6.

Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.	Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.
8.	Seligman will vote for proposals to effect stock splits.
9.	Seligman will vote for proposals authorizing share repurchase programs.
10.	Seligman will vote against authorization to transact unidentified business at the meeting.
11.	Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.
12.	Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.
13.	Seligman will vote against all proposals where the company did not provide adequate information to make a decision.
14.	Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov <http://www.sec.gov>. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information pertaining to the portfolio managers of the registrant, as of March 9, 2007, is set forth below.

Ajay Diwan (41)

Mr. Ajay Diwan, a Managing Director of Seligman, joined Seligman in February 2001. Mr. Diwan is Vice President and Co-Portfolio Manager of the Fund, Seligman Communications and Information Fund, and Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Communication and Information Portfolio. Mr. Diwan provides portfolio management services for certain private and offshore funds, including funds using long and short strategies. Mr. Diwan provides assistance in managing the Fund through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage and information technology services industries.

Richard M. Parower (41) • Vice President: May 2003 to Date • Co-Portfolio Manager: September 2002 to Date

Mr. Richard M. Parower, who joined Seligman in April 2000, is a Managing Director of Seligman and Vice President and Co-Portfolio Manager of the Fund. He is also Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of Seligman Global Technology Fund. Mr. Parower is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Global Technology Portfolio, and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. Mr. Parower provides portfolio management services for certain private and offshore funds, including funds using long and short strategies. With respect to the Fund, Mr. Parower provides research and contributions to the investment decisions with respect to companies in the application software, information technology services and international sectors.

Reema D. Shah (34) • Vice President: 2005 to Date • Co-Portfolio Manager: 2005 to Date

Ms. Reema D. Shah, a Managing Director of Seligman, joined Seligman in November 2000. Ms. Shah is Vice President and Co-Portfolio Manager of the Fund, Seligman Communications and Information Fund and Seligman New Technologies Fund, Inc., and Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Communication and Information Portfolio. Ms. Shah provides portfolio management services for certain private and offshore funds, including funds using long and short strategies. With respect to the Fund, Ms. Shah provides research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, and education sectors.

Paul Wick (44)

Mr. Paul H. Wick is a Director and Managing Director of Seligman. Mr. Wick provides assistance in managing the Fund through his research and contributions to the investment decisions with respect to companies in the semiconductor capital equipment and electronics capital equipment sectors. Mr. Wick is Vice President of Seligman Communications and Information Fund and has been its Portfolio Manager since January 1990. Mr. Wick is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Communications and Information Portfolio. Mr. Wick provides portfolio management services for certain private and offshore funds, including funds using long and short strategies. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a member of Seligman’s Board of Directors in November 1997.

Lauren Wu (34) • Vice President: May 2005 to Date • Co-Portfolio Manager: April 2005 to Date

Senior Vice President, Investment Officer of Seligman; Chief Financial Officer, Venture Capital Investments of Seligman; and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. Ms. Wu joined Seligman in April of 2001. Ms. Wu co-manages the Fund through her research and contributions to the investment decisions with respect to companies in the media and Chinese technology sectors, and private investments.

For purposes of this discussion, each of the registrant’s Co-Portfolio Managers is referred to herein as a “Portfolio Manager” and collectively as the “Portfolio Managers.” The following tables set forth certain additional information with respect to the Portfolio Managers of the registrant. The information is provided as of December 31, 2006.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the Portfolio Managers, the number of accounts managed (other than the registrant) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies, for each of the Portfolio Managers, only those accounts that have an advisory fee based on performance of the account. For purposes of these tables, each series or portfolio of a registered investment company will be counted as a separate registered investment company.

Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ajay Diwan	4 Registered Investment Companies with approximately $4.2 billion in total assets under management.	7 Pooled Investment Vehicles with approximately $1.2 billion in total assets under management.	4 Other Accounts with approximately $5.0 million in total assets under management.
Richard M. Parower	5 Registered Investment Companies with approximately $4.3 billion in total assets under management.	10 Pooled Investment Vehicles with approximately $1.3 billion in total assets under management.	3 Other Accounts with approximately $460,000 in total assets under management.
Reema D. Shah	5 Registered Investment Companies with approximately $4.3 billion in total assets under management.	10 Pooled Investment Vehicles with approximately $1.3 billion in total assets under management.	4 Other Accounts with approximately $698,000 in total assets under management.
Paul H. Wick	4 Registered Investment Companies with approximately $4.2 billion in total assets under management.	7 Pooled Investment Vehicles with approximately $1.2 billion in total assets under management.	4 Other Accounts with approximately $4.8 million in total assets under management.
Lauren Wu	1 Registered Investment Company with approximately $30 million in total assets under management.	3 Pooled Investment Vehicles with approximately $45 million in total assets under management.	9 Other Accounts with $1.6 million in total assets under management.

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ajay Diwan	0 Registered Investment Companies.	5 Pooled Investment Vehicles with approximately $1.2 billion in total assets under management.	0 Other Accounts.
Richard M. Parower	0 Registered Investment Companies.	6 Pooled Investment Vehicles with approximately $1.1 billion in total assets under management.	0 Other Accounts.
Paul H. Wick	0 Registered Investment Companies.	5 Pooled Investment Vehicles with approximately $1.2 billion in total assets under management.	0 Other Accounts.
Reema D. Shah	0 Registered Investment Companies.	6 Pooled Investment Vehicles with approximately $1.1 billion in total assets under management.	0 Other Accounts.
Lauren Wu	0 Registered Investment Companies.	1 Pooled Investment Vehicles with approximately $2 million in total assets under management.	0 Other Accounts.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine Portfolio Manager’s compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a Portfolio Manager’s management of the registrant’s investments and investments in other accounts.

Compensation:

As compensation for their responsibilities, each of Messrs. Parower, Diwan and Wick and Mses. Shah and Wu received a base salary and bonus for the year ended December 31, 2006.

The bonuses were allocated (as described below) from a bonus pool which is based upon (i) the weighted-average pre-tax investment performance of the Seligman funds and institutional accounts managed by Seligman’s Technology Group (other than those attributable to funds that invest a substantial portion of their assets in securities of private companies) as compared with the investment results of a group of competitor funds over a rolling three-year period (ending November 30th); (ii) the annual revenues generated from such Seligman funds and accounts, and (iii) a portion of the management and performance fees generated for Seligman’s privately offered hedge funds.

The allocation of bonuses from the pool to each Portfolio Manager was based on numerous qualitative and quantitative factors relating to the particular portfolio manager, which included, among other things, an evaluation of: skills as a research analyst (i.e., quality of research); particular contributions to their investment team (as well as their contributions to other Seligman investment teams); ability to take initiative with respect to new roles/responsibilities; leadership abilities and potential for growth as a Portfolio Manager; ability to assimilate new concepts and ideas; ability to work within a team structure; and the competitive environment for the Portfolio Manager’s services. Mr. Paul Wick, head of Seligman Technology Group reviewed the allocations with the President of Seligman prior to the payment of bonuses. Mr. Wick retained the balance of the pool, after allocating to each of the above Portfolio Managers and other members of Seligman’s Technology Group.

In addition to the above, Ms. Wu received a discretionary bonus paid by Seligman based on the same criteria used to determine the allocation of bonuses from the pool.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the Portfolio Managers of the registrant have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the registrant (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the registrant. This may create a potential conflict of interest for Seligman or its Portfolio Managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the Portfolio Managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in negotiations to restructure that issuer.

Employees of Seligman, including Portfolio Managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, Portfolio Mangers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of December 31, 2006, the Portfolio Managers did not own shares of the registrant’s securities.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 9, 2007

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 9, 2007

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.